                               SIXTH AMENDMENT TO
                         SERVICES AND SUPPORT AGREEMENT

         This Sixth Amendment to Service and Support Agreement (the "SIXTH AMENDMENT") effective as of October 1, 2002 (the "EFFECTIVE DATE") is by and between Coast Dental Services, Inc., a Florida corporation ("CDS") and Coast Florida, P.A., a Florida professional corporation (the "DENTAL PRACTICE ENTITY" or the "P.A.").

                                 R E C I T A L S

         WHEREAS, CDS and Dental Practice Entity are parties to that certain Services and Support Agreement dated as of October 1, 1996, amended on June 1, 1997, further amended on October 1, 1998, further amended on February 1, 1999, further amended on January 1, 2000, and further amended on June 1, 2002 (the "SERVICES AND SUPPORT AGREEMENT");

         WHEREAS, CDS and Dental Practice Entity desire to amend the Services and Support Agreement to change the methodology for determining the monthly services and support fee (the "S&S FEE") earned by CDS for its services and support to Dental Practice Entity;

         WHEREAS, this change was precipitated by the favorable impact on the financial performance of Dental Centers converted to the recently implemented Dental Equity Model, which model provides the equity dentist and the Dental Practice Entity an incentive for improving financial performance. This amendment will incorporate the financial performance of each Dental Center in the determination of the S&S Fee earned by CDS.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties agree to modify, supplement and amend the Services and Support Agreement as follows:

         1. Recitals. The statements contained in the Recitals of facts set forth above are true and correct and are by this reference made a part of this Sixth Amendment.

         2. Exhibit A. Exhibit "A" to the Services and Support Agreement is hereby deleted in its entirety and the Exhibit "A" attached hereto is substituted therefor.

         3. Other Provisions. All of the term and provisions contained in the Services and Support Agreement shall remain in full force and effect unless specifically modified, supplemented or amended by this Sixth Amendment. Defined terms used but not otherwise defined herein shall have the meanings given to them in the Services and Support Agreement.

         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals on the day and year first above written.

                                "DENTAL PRACTICE ENTITY"

                                COAST FLORIDA, P.A.


                                By: /s/ ADAM DIASTI
                                    -------------------------------------
                                    Adam Diasti, D.D.S., President

                                "CDS"

                                COAST DENTAL SERVICES, INC.


                                By: /s/ TIMOTHY G. MERRICK
                                    -------------------------------------
                                    Timothy G. Merrick, Vice President


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                               SIXTH AMENDMENT TO
                         SERVICES AND SUPPORT AGREEMENT

                                   EXHIBIT "A"

                            SERVICES AND SUPPORT FEE

1.       CDS will earn an S&S Fee calculated as follows:

         a.       CDS will receive a fee based on the actual Dental Center
                  Expenses; and

         b. CDS will receive a variable, performance-based, fee set at 90% of the excess of net dental services revenue over Dental Center Expenses calculated at the aggregate level for, and using the aggregate financial performance of, the entire portfolio of all Dental Centers serviced and supported by CDS.

         As used herein, "Dental Center Expenses" shall mean all actual direct and indirect operating and non-operating expenses incurred by CDS in providing services and support to the Dental Center, including, without limitation:

                           (i) Salaries, benefits, and other direct costs of all employees of CDS at the Dental Center, including dental assistants (but excluding all Dentists and dental hygienists);

                           (ii) Direct costs of all employees or consultants of CDS who provide services at or in connection with the Dental Center required for improved clinic performance, such as work management, materials management, purchasing, charge and coding analysis, and business office consultation;

                           (iii) Other direct and indirect expenses incurred by CDS or an affiliate of CDS in providing services and support to the Dental Centers including dental supplies and lab fees, advertising and promotional costs, rent and occupancy costs, depreciation on assets used at the Dental Center, and Dental Center general and administrative expenses; other than the kind of expenses listed in items (i) and (ii) above;

                           (iv) Personal property and intangible taxes assessed against CDS's assets used in connection with the operation of the Dental Center, commencing on the date of this Agreement;

                           (v) Interest expense on indebtedness incurred by CDS to finance any of its obligations hereunder or services provided hereunder;

                           (vi) Malpractice insurance expenses and dentist recruitment expenses; and


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                           (vii)    Other expenses incurred by CDS in carrying
                    out its obligations under this Agreement.


                    "Dental Center Expenses" shall not include:

                           (i)      Any federal or state income taxes;

                           (ii)     Any bad debt and related expense; and

                           (iii) Any expenses which are expressly designated herein as expenses or responsibilities of the Dental Practice Entity.

2. The portion of the S&S Fee that is based on the actual Dental Center expenses will be calculated on a stand-alone basis for and using the stand-alone financial performance of each Dental Center.



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